SCHEDULE 14A INFORMATION


                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a 6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         CRYO-CELL INTERNATIONAL, INC.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which the transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4) Proposed maximum aggregate value of transaction:

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(5) Total Fee Paid:

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

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                                     [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of CRYO-CELL International, Inc.

         Notice is hereby given that the Annual Meeting of the Shareholders of CRYO-CELL International, Inc. will be held on June 22, 1999, at 9:00 A.M. local time at the corporate headquarters of CRYO-CELL located at 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761. The meeting is called for the following purpose:

1.       To elect a board of four directors,

2. To approve the appointment of Mirsky, Furst & Associates, P.A. as the Company's independent auditors,

3. To consider and take action upon such other matters as may properly come before the meeting or any other adjournment or adjournments thereof.

The close of business on April 16, 1999 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will not be closed.

All Shareholders are cordially invited to attend the meeting. PLEASE NOTE THAT IF YOU ARE NOT ABLE TO ATTEND THE MEETING PLEASE RETURN THE ENCLOSED PROXY CARD.

                       By Order of the Board of Directors



                       Pamela Rader
                       Secretary

Dated:  May 22, 1999

                          CRYO-CELL INTERNATIONAL, INC.

                                ----------------
                                 PROXY STATEMENT
                                ----------------

         This Proxy Statement is furnished to the shareholders of CRYO-CELL International, Inc. (the "Company") in connection with the 1999 Annual Meeting of Shareholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held at the CRYO-CELL International, Inc. headquarters located at 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761 on June 22, 1999 at 9:00 A.M. local time.

         The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the Notice of Annual Meeting are being provided to shareholders beginning on or about May 22, 1999. The Company, a Delaware Corporation, has its principal executive offices at 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761.

SOLICITATION OF PROXIES

         The Company is soliciting proxies. The cost of distributing the Proxy Statement and Annual Meeting Notice will be borne by the Company. Brokerage houses and nominees will be requested to supply lists of or forward the information material to the beneficial owners. The Company, upon request, will reimburse such brokerage houses and nominees for their reasonable expenses in forwarding information materials to their beneficial owners. Proxies will be voted as indicated and if no designation is made it is the discretion of the proxy.

VOTING SECURITIES

         The Company presently has one class of voting capital stock outstanding: Common Stock, par value $.01 per share.

         As of March 31, 1999, there were issued and outstanding 8,533,955 shares of Class A Common Stock.

                          ITEM 1. ELECTION OF DIRECTORS

NOMINEES FOR ELECTION OF DIRECTORS

         At the meeting, four Directors will be elected by the Shareholders to serve until the next annual meeting or until the successors are elected and shall qualify. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. It is intended that persons set forth under "Ownership of Common Stock" will vote for all the nominees set forth below. Two of these nominees have served as Directors of the Company since inception in 1989 and one has served since 1996.

NAME                       AGE          POSITION                DIRECTOR SINCE
--------------------------------------------------------------------------------

Daniel D. Richard          67       Chief Executive Officer         1989
                                    Chairman of the Board

Gerald F. Maass            45       Executive Vice President        1998
                                    General Manager

Edward Modzelewski         70       Director                        1996

Frederick C.S. Wilhelm     67       Director                        1989


DANIEL D. RICHARD

         Daniel D. Richard is the co-founder and co-inventor of the Company's products. He has served as Chairman of the Board of the Company and is also a co-founder of Net/Tech International, Inc. For twelve years, he was the co-owner with his wife, Marie E. Richard, of the Chain Lane Food Emporium located in a New Jersey resort area. In 1986, he was co-founder and served as an initial officer and director of Marrow-Tech, Inc., a publicly traded company engaged in the field of cellular replication. Prior to that for over 25 years, Mr. Richard was President of Daniel Richard Consultants, Inc. During that time frame, his organization was responsible for setting up restaurant marketing programs in over 40 cities.

GERALD F. MAASS

         Gerald F. Maass joined the Company in February 1998 as Executive Vice President and General Manager. Mr. Maass resigned from a 10 year tenure with Johnson & Johnson (Critikon) where he served as International Director of Marketing. Along with extensive marketing experience, Mr. Maass also brings to CRYO-CELL experience in the medical technology field. In September 1998, Mr. Maass was appointed a member of the Company's Board of Directors.

EDWARD MODZELEWSKI

         Edward Modzelewski owned and operated a successful chain of 10 fast food restaurants and a popular Steak House in Cleveland, Ohio which was purchased by Choc-Ful-O-Nuts, a New York Stock Exchange Company. Mr. Modzelewski is a graduate of the University of Maryland School of Business. While at the University of Maryland, Mr. Modzelewski was an All-American football player and went on to play professional football for 8 years.

FREDERICK C.S. WILHELM

         Frederick C. S. Wilhelm was the former Chairman of the Board of Directors of Buffalo Scale and Supply, Inc., a distributor of scales. He was President of that company from 1976 to 1989. Mr. Wilhelm also served as a member of the Board of Directors of Net/Tech International, Inc.

                                       3


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         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         As of March 31, 1999, there was 8,533,955 Common Shares outstanding and entitled to vote at the Annual Meeting. Each common share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The table listed below sets forth, as of March 31, 1999, the beneficial ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company's voting stock, each Director, Executive Officer and all Executive Officers and Directors of the Company as a group as of March 31, 1999:

           NAME OF                     NUMBER OF SHARES              PERCENT OF
       BENEFICIAL OWNER               BENEFICIALLY OWNED              CLASS (1)

    Richard Family Living Trust             877,000                      8.79%
    Daniel D. Richard (2) *                 392,000                      3.93%
    Marie E. Richard (3)                    329,000                      3.30%
    Robert E. Vago (4) *                     47,000                       .47%
    Gerald F. Maass (5)*                     76,500                       .77%
    Edward Modzelewski (6) *                 58,100                       .58%
    Frederick C.S. Wilhelm (7) *             78,000                       .78%
    Jill M. Taymans (8) *                    10,000                       .10%
    Paul W. Enoch, Jr. (9)                  540,000                      5.41%
    Pamela Rader (10) *                       8,500                       .08%

    All Executive Officers and
    Directors As a Group (7 persons) *                                  24.23%


         All addresses for the persons listed above are 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761.

(1) Pursuant to the rules of the Securities and Exchange Commission, the percentage of voting stock for each stockholder is calculated by dividing
     (i) the number of shares deemed to be beneficially held by such stockholders as of March 31, 1999 by (ii) the sum of (a) the number of shares of Common Stock outstanding as of March 31, 1999 plus (b) the number of shares issuable upon exercise of options (which are shares that are not voting until exercised) held by such stockholder which were exercisable as of March 31, 1999 or will become exercisable within 60 days after March 31, 1999.

(2) This does not include 329,000 shares owned by his wife, Marie E. Richard, of which Mr. Richard disclaims beneficial ownership.

(3) This does not include 392,000 shares owned by her husband, Daniel D. Richard, of which Mrs. Richard disclaims beneficial ownership.

(4)  Include 47,000 shares subject to options exercisable as of March 31, 1999.

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(5)  Includes 66,000 shares subject to options exercisable as of March 31, 1999.

(6)  Includes 13,750 shares subject to options exercisable as of March 31, 1999.

(7) Mr. Wilhelm's holdings include 25,000 shares owned by his spouse and 28,000 shares subject to options exercisable as of March 31, 1999.

(8)  Includes 8,000 shares subject to options exercisable as of March 31, 1999.

(9) Includes 540,000 shares subject to options exercisable as of March 31, 1999.

(10) Includes 7,000 shares subject to options exercisable as of March 31, 1999.

                       COMPENSATION OF EXECUTIVE OFFICERS

Set forth below is a Summary Compensation table relating to the chief executive officers.

NAME AND                                                                                  OTHER
PRINCIPAL POSITION                   YEAR      SALARY              BONUS                  COMPENSATION (1)
Daniel D. Richard
Chief Executive Officer              1998      $140,000             -----                     ----
                                     1997      $140,000             -----                     ----

Gerald F. Maass
Executive Vice President             1998      $ 75,000             -----                     ----
General Manager

Other Executive Salaries             1998      $160,837             -----                     ----
                                     1997      $199,639             -----                     ----

(1)  No other compensation was received.

                            COMPENSATION OF DIRECTORS

                                                                 NUMBER OF SECURITIES
NAME                        YEAR         CONSULTING FEES          UNDERLYING OPTIONS
Edward Modzelewski          1998               -----                     6,000 *

Frederick C.S. Wilhelm      1998               -----                     6,000 *

* These options are exercisable to purchase common stock at $3.00 per share for a period of 3 years.

                          COMPLIANCE WITH SECTION 16(A)

Daniel D. Richard - Mr. Richard failed to file a Form 5 for the fiscal year ended November 30, 1998, on a timely basis. The required Form 5 has been filed.

Edward Modzelewski - Mr. Modzelewski failed to file a Form 5 for the fiscal year ended November 30, 1998, on a timely basis. The required Form 5 has been filed.

Frederick C.S. Wilhelm - Mr. Wilhelm failed to file a Form 5 for the fiscal year ended November 30, 1998, on a timely basis. The required Form 5 has been filed.

Gerald F. Maass - Mr. Maass failed to file a Form 3 on a timely basis. The required Form 3 has been filed.

Jill M. Taymans - Ms. Taymans failed to file a Form 3 on a timely basis. The required Form 3 has been filed.

                             APPOINTMENT OF AUDITORS

         Mirsky, Furst & Associates have been selected by the Board of Directors as auditors of the Company for the fiscal year ending November 30, 1999. They have been the auditors for the Company since inception. Shareholders are being asked to approve the auditors.

                                 OTHER BUSINESS

         Management does not know of any other business to be acted upon at the meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that Shareholders will vote in their discussions on any such matters in accordance with the judgment of the persons voting such proxies.

                    2000 ANNUAL MEETING SHAREHOLDER PROPOSALS

         Proposals intended to be presented at the Company's next Annual Meeting of Shareholders must be received at the Company's executive offices no later than December 1, 1999 for inclusion in the statement related to that meeting.


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                             ADDITIONAL INFORMATION

         The Company will provide without charge to each person, on written request of such person, a copy of the Annual Report of the Company on Form 10-KSB for the year ended November 30, 1998 (as filed with the Securities and Exchange Commission) including the financial statements and the schedules thereto. All such requests should be directed to the Secretary, CRYO-CELL International, Inc., 3165 McMullen Booth Road, Building B, Clearwater, Florida 33761.

                                                   CRYO-CELL INTERNATIONAL, INC.

Clearwater, Florida
May 22, 1999

                                       7

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PROXY                     CRYO-CELL INTERNATIONAL, INC.

         3165 McMullen Booth Road, Building B, Clearwater, Florida 33761
                              o Tel (727) 723-0333

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Daniel D. Richard, as attorney of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of CRYO-CELL International, Inc. to be held at 3165 McMullen Booth Road, Building B, Clearwater, Florida, on June 22, 1999 at 9:00 a.m., local time, and at any continuation or adjournment, thereof, with all powers which the undersigned might have personally present at the meeting.

Voting Instructions -- Mark Your Vote (For, Against, Abstain) Place "X" Only In One Box. The Board of Directors Recommends a Vote "For" The Following:

     1. Election of four Directors to serve a one year term expiring in 2000.
        Nominees: Gerald F. Maass, Edward Modzelewski, Daniel D. Richard,
                  Frederick C.S. Wilhelm

      [ ] FOR ALL   [ ] WITHHOLD ALL   [ ] FOR ALL EXCEPT AS LISTED_____________

   2. To ratify the appointment of Mirsky, Furst & Associates as independent public accountants for the fiscal year ending November 30, 1999.

      [ ] FOR       [ ] AGAINST        [ ] ABSTAIN

 PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated, May 22, 1999, and a copy of the Company's Annual Report to Stockholders for 1998. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and, by filing this Proxy with the Secretary of the Company, gives notice of such revocation.

WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR SUCH PROPOSALS, FOR SUCH NOMINEES AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

      THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.


                                         --------------------------------------
                                         Date


                                         ---------------------------------------
                                         Signature


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                                         Signature if Held Jointly